UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________
FORM 8-K/A

(Amendment No. 1)

___________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):
February 11, 2026
USANA HEALTH SCIENCES, INC.
(Exact name of registrant as specified in its charter)
Utah
(State or other jurisdiction of incorporation)

001-35024	87-0500306
(Commission File No.)	(IRS Employer Identification No.)
3838 West Parkway Boulevard
Salt Lake City, Utah 84120
(Address of principal executive offices, Zip Code)
Registrant's telephone number, including area code: (801) 954-7100
Check the appropriate box below if the Form 8-K ﬁling is intended to simultaneously satisfy the ﬁling obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	USNA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 to the Current Report on Form 8-K (“Amendment No. 1”) amends the Current Report on Form 8-K filed by USANA Health Sciences, Inc. (the “Company”) on January 8, 2026 (the “Initial Form 8-K”). The Initial Form 8-K reported under Item 5.02 that Jim Brown stepped down as the Company’s Chief Executive Officer and President, and that Kevin Guest, the Company’s Chairman of the Board, reassumed the role of Chief Executive Officer. At the time of the Initial 8-K, the Compensation Committee of the Board (the “Compensation Committee”) had not determined the compensation arrangements for Mr. Brown or Mr. Guest. The Compensation Committee has now determined these arrangements and, in accordance with Instruction 2 to Item 5.02 of Form 8-K, the Company is filing this Amendment No. 1 to (i) disclose the material terms of the Transition Agreement entered into between the Company and Mr. Brown and file such agreement as an exhibit hereto, and (ii) to disclose the material terms of Mr. Guest’s compensation in connection with his appointment as Chief Executive Officer. Except as specifically set forth herein, no other changes are being made to the Initial Form 8-K.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Mr. Brown

On February 5, 2026, the Company and Mr. Brown entered into a Transition Agreement (the “Transition Agreement”) which documents his transition from the Company’s Chief Executive Officer and President to a strategic advisor to Mr. Guest and the Company from January 7, 2026, through December 31, 2026 (the “Transition Period”). Mr. Brown’s employment as a strategic advisor will end on December 31, 2026 (the “Separation Date”). While Mr. Brown serves as a strategic advisor during the Transition Period, he will receive payment of (i) his base salary of $825,000; (ii) his earned, but unpaid, executive bonus for the 2025 fiscal year, payable in accordance with the Company’s standard practices; and (iii) medical and other benefits, similar to those available to eligible employees of the Company. Mr. Brown will remain eligible to exercise all equity awards issued to him, which vest prior to the Separation Date. All equity awards issued to Mr. Brown, which have not vested as of the Separation Date will be cancelled.

On the Separation Date, Mr. Brown and the Company will enter into a Separation and Release Agreement in the form attached as an exhibit to the Transition Agreement (the “Separation Agreement”), pursuant to which he will be entitled to receive: (i) A severance payment of $1,500,000, payable in three equal installments of $500,000 on January 1, 2027, January 1, 2028, and January 1, 2029; and (ii) 18 months of continued insurance coverage and related benefits under COBRA, paid by the Company. As consideration for these severance benefits, Mr. Brown will provide a general release and waiver of claims against the Company and will be required to be in compliance with his obligations under the Transition Agreement, the Separation Agreement, and any applicable confidentiality, non-competition, non-solicitation, and other agreements with the Company as of the Separation Date and continue to comply with such obligations following the Separation Date.

The foregoing description of the Transition Agreement and Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Transition Agreement (which includes the Separation Agreement as an exhibit), which is filed as Exhibit 10.1 to this Current Report on Form 8-K/A and is incorporated herein by reference.

Mr. Guest

On February 10, 2026, the Compensation Committee determined Mr. Guest’s total compensation in connection with his appointment as Chief Executive Officer of the Company. Mr. Guest’s annual base salary, as Chief Executive Officer, will be $850,000 and will be reviewed going forward by the Compensation Committee. Mr. Guest will be eligible to participate in the Company’s Executive Bonus Plan with a target bonus of 100% of his base salary. Mr. Guest will also be eligible to (i) receive equity awards under the Company’s 2025 Equity Incentive Award Plan, with a 2026 restricted stock unit award (“RSU”) with a grant date value of $1,700,000 to be granted pursuant to the Company’s regular equity grant practices, (ii) participate in the Company’s Deferred Compensation Plan, (iii) participate in the Company’s 401K plan, and (iv) receive medical and other benefits coverage, which are generally available to the Company’s other employees.

The Committee also approved a long-term performance incentive award (the “Incentive Award”) for Mr. Guest, which if earned, may be settled in Company shares. The Incentive Award is intended to align a greater portion of Mr. Guest’s compensation with the Company’s performance and is payable only if the performance and market conditions disclosed below are achieved by the Company during the four-year performance period identified below (the “Performance Period”). The Performance Period for the Incentive Award began on January 1, 2026, and ends on January 1, 2030. The Incentive Award vests on an annual basis at 25% per year but pays out only after the end of the Performance Period on a cliff basis if the performance and market conditions are satisfied during the Performance Period. The performance and market conditions of the Incentive Award are as follows:

▪The Company’s share price must outperform the Russell 2000 Index (the “Index”) by a yearly annual average set out in the table below throughout the Performance Period:

Annual Company share price performance above the Index	>0%-3%	>3%-6%	>6%-9%	>9%
Four-year compound Company share price growth percentage above the Index	12.6%	26.2%	41.2%	57.4%
PSU Award Payout	$850,000	$1,700,000	$2,550,000	$3,400,000

▪Total shareholder return for the Company’s common stock (“TSR”) must be positive in absolute terms.

▪TSR is calculated annually by averaging the TSR for the month prior to the beginning of the Performance Period and the month prior to the end of the Performance Period.
Item 9.01    Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description
10.1	Transition Agreement between USANA Health Sciences, Inc. and Jim Brown effective February 5, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USANA HEALTH SCIENCES, INC.

	By:	/s/ G. Douglas Hekking
G. Douglas Hekking, Chief Financial Officer

Date: February 11, 2026